UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549

                              -------------

                                 FORM 8-K

                              --------------

                              CURRENT REPORT

                           --------------------

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                              Date of Report
                    (Date of earliest event reported)
                            February 11, 2004

                 ---------------------------------------

                     Commission File Number:  0-50073


                LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
                ------------------------------------------
     (Exact name of small business issuer as specified in its charter)

           NEVADA                                    87-0576481
           ------                                    ----------
       (State of incorporation)               (I.R.S. EMPLOYER ID NO.)

                 4423 South 1800 West
                 Roy, Utah                              84067
                 ---------                              -----
       (Address of principal executive offices)       (Zip Code)


                              (801) 732-1464
                              --------------
             (Issuer's telephone number, including area code)


                                   N/A
                                   ---
       (Former Name or Former Address if changed Since Last Report)



Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
      ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          On February 11, 2004, management of the Company met with MADSEN & ASSOCIATES, Certified Public Accountants, in Salt Lake City, Utah, for the purpose of determining whether MADSEN & ASSOCIATES, would be interested in becoming the Company's new independent auditors. After such meeting, the Board of Directors decided to dismiss SELLERS & ANDERSEN and retain MADSEN & ASSOCIATES as the Company's independent auditors. The Board of Directors notified SELLERS & ANDERSEN of the Board's decision to change auditors on February 11, 2004.

          At the meeting with MADSEN & ASSOCIATES, or prior thereto, no one representing the Company consulted with MADSEN & ASSOCIATES regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on, or with regard to, the Company's financial statements and SELLERS & ANDERSEN had not provided the Company or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

          During the two years ended December 31, 2002 and during the subsequent quarterly periods of 2003, the reports of prior auditors did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of prior auditors expressed that there was substantial doubt about the Company's ability to continue as a going concern.

          During the two years ended December 31, 2002 and throughout the following quarters of 2003, there were no disagreements between the Company and its prior auditors, including SELLERS & ANDERSEN, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          The Company has provided SELLERS & ANDERSEN with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                         Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant            16

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.


                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


  LIGHTEN UP ENTERPRISES INTERNATIONAL, INC., Issuer


                                  /s/ Gary C. Lewis

                                  ---------------------------------
                                  By:     Gary C. Lewis
                                  Its:    President and Chairman of the Board
                                  Dated:  February 11, 2004
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